EX 99-4

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 15

CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION UNDER SECTION 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934 OR SUSPENSION OF DUTY TO FILE REPORTS UNDER SECTIONS 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

                                                 Commission File Number:  1-6494

                                INDIANA GAS COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

        INDIANA                                            35-0793669
---------------------------------------------  ---------------------------------
(State or other jurisdiction of incorporation (IRS Employer Identification No.) or organization)

  20 N.W. Fourth Street, Evansville, Indiana                  47708
---------------------------------------------  ---------------------------------
  (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: 812-491-4000

   Senior Unsecured Notes                                None
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  (Title of each class of securities        (Titles of all other classes of
   covered by this Form)                    securities for which a duty to file
                                            reports under section 13(a) or 15(d)
                                            remains)






Please place an X in the box(es) to designate the appropriate rule provision(s) relied upon to terminate or suspend the duty to file reports:
   -------------------------------          ----------------------------
   Rule 12g-4(a)(1)(i)                      Rule 12h-3(b)(1)(i)   |X|
   -------------------------------          ----------------------------
   Rule 12g-4(a)(1)(ii)                     Rule 12h-3(b)(1)(ii)
   -------------------------------          ----------------------------
   Rule 12g-4(a)(2)(i)                      Rule 12h-3(b)(2)(i)
   -------------------------------          ----------------------------
   Rule 12g-4(a)(2)(ii)                     Rule 12h-3(b)(2)(ii)
   -------------------------------          ----------------------------
                                            Rule 15d-6            |X|
   -------------------------------          ----------------------------

 Approximate number of holders of record as of the certification or notice date:
                 132 holders of record of Senior Unsecured Notes

Pursuant to the requirements of the Securities Exchange Act of 1934, Indiana Gas Company, Inc. has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person.

Date:   May 6, 2004
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By:     /s/  M. Susan Hardwick           Vice President, Controller &
---------------------------------------- Director (Principal Accounting Officer)
        M. Susan Hardwick